Victory Portfolios
Victory Sycamore Established Value Fund
Supplement dated February 6, 2026
to the Summary Prospectus and Prospectus dated November 1, 2025, as in effect and as may be amended from time to time
The first sentence of the second paragraph under “Principal Investment Strategy” on page 2 of the Summary Prospectus and Prospectus is revised to state as follows:
As of September 30, 2025, the Russell Midcap® Value Index included companies with approximate market capitalizations between $1.1 billion and $127.6 billion.
If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
34268-00-0226